UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 24, 2016

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Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

As previously announced in our Current Report on Form 8-K filed on November 18, 2015, at a special meeting of stockholders of Net Element, Inc. (the “Company”), the Company’s stockholders, by an affirmative vote of at least a majority of the Company’s issued and outstanding shares of capital stock, approved a proposal authorizing the Company’s Board of Directors, in its discretion, to effect a reverse stock split of the Company’s outstanding shares of common stock (the “Common Stock”), at any ratio not less than 1-for-10 and not greater than 1-for-30 (the “Reverse Stock Split”).

On May 24, 2016, the Board of Directors approved the Reverse Stock Split with a ratio of 1-for-10. On May 24, 2016, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split of the Common Stock effective as of 12:01 a.m., Eastern Time on May 25, 2016. As a result of the Reverse Stock split, every ten shares of the Company’s Common Stock will be automatically combined into one issued and outstanding share of the Company’s Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

Commencing on May 25, 2016, trading of the Company’s Common Stock will continue on the NASDAQ Capital Market on a reverse stock split-adjusted basis. The Company’s trading symbol will remain “NETE.” The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 64111R201.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Certificate of Amendment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On May 24, 2016, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, of Net Element, Inc.

99.1	Press Release of Net Element, Inc., dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2016

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, of Net Element, Inc.

99.1	Press Release of Net Element, Inc., dated May 24, 2016.

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